FIRST AMENDMENT TO CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of August 12, 2005 (this "Amendment"), is among INVACARE CORPORATION, an Ohio corporation (the "Company"), each of the Borrowing Subsidiaries party thereto (collectively with the Company, the "Borrowers"), the banks set forth on the signature pages hereof (collectively, the "Banks") and JPMORGAN CHASE BANK, N.A., a national banking association, as agent for the Banks (in such capacity, the "Agent").

                                    RECITALS

     A. The Borrowers, the Agent and the Banks are parties to a Credit Agreement, dated as of January 14, 2005 (as now and hereafter amended, the "Credit Agreement"), pursuant to which the Banks agreed, subject to the terms and conditions thereof, to extend credit to the Borrowers.

     B. The Borrowers, the Agent and the Banks desire to amend the Credit Agreement strictly in accordance with the terms hereof.

                                      TERMS

     In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

                                   ARTICLE 1.
                                   AMENDMENTS

     Upon fulfillment of the conditions set forth in Article 3 hereof, the Credit Agreement shall be amended as follows:

     1.1 The definition of "Adjusted EBITDA" in Section 1.1 shall be amended and restated in its entirety to read as follows:

          "Adjusted EBITDA" shall mean, with respect to any person, for any period, the sum of (a) EBIT for such period, plus (b) all amounts deducted in determining such EBIT on account of depreciation and amortization expense, minus (c) any extraordinary, unusual or non-recurring gains or other income (or plus any extraordinary, unusual or non-recurring non-cash losses) of the Company and its Subsidiaries, and related tax effects, in accordance with GAAP, plus (d) any non-cash losses or charges related to restructuring efforts incurred during such period, plus (e) any cash charges related to restructuring efforts incurred during such period up to an aggregate amount of $25,000,000 since the Effective Date. Notwithstanding anything herein, in any financial statements of the Company or in GAAP to the contrary, for purposes of calculating and determining Adjusted EBITDA, (i) any Acquisition made by the Company or any of its Subsidiaries, including through mergers or consolidations and including any related financing transactions, during the period for which such Adjusted EBITDA was calculated shall be deemed to have occurred on the first day of the relevant period for which such Adjusted EBITDA was calculated on a pro forma basis acceptable to the Agent, but without giving effect to any projected synergies resulting from such Acquisition and (ii) any amounts which are attributable to any asset, investment or person which has been divested by the Company or any Subsidiary during the period for which such Adjusted EBITDA was calculated shall be excluded from the calculation of

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     Adjusted  EBITDA and such  divestiture  shall be deemed to have occurred on the first day of the relevant period for which such Adjusted EBITDA was calculated.

     1.2 The definition of "Total Debt" in Section 1.1 shall be amended and restated in its entirety to read as follows:

          "Total Debt" as of any date for any person, shall mean: (a) all debt for borrowed money and similar monetary obligations evidenced by bonds, notes, debentures, Capitalized Lease obligations or otherwise; (b) all liabilities secured by any Lien existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; (c) all reimbursements obligations under outstanding letters of credit in respect of drafts which (i) may be presented or (ii) have been presented and have not yet been paid, (d) the aggregate outstanding amount of all Lease Receivables Securitization Transactions, based on the aggregate outstanding amount sold, assigned, discounted or otherwise transferred or financed, whether or not shown as a liability on a consolidated balance sheet of such person, as reasonably satisfactory to the Agent (but excluding the aggregate outstanding under any Trade Receivables Securitization Transaction permitted pursuant to Section 5.2(n)), and (e) all Contingent Liabilities relating to any of the obligations of others similar in character to those described in the foregoing clauses (a) through (d), but excluding all recourse obligations of the Company, ICC or any other wholly-owned Subsidiary under certain third party financing arrangements offered to customers which are acceptable to the Agent (including arrangements with De Lage Landen).

     1.3 Section 5.2(c) shall be amended and restated in its entirety to read as follows:

          (c) Total Debt to Adjusted EBITDA. Permit or suffer the ratio, determined as of the end of each of the Company's fiscal quarters for the four most recently ended fiscal quarters, of Consolidated Total Debt of the Company and its Subsidiaries to Consolidated Adjusted EBITDA of the Company and its Subsidiaries for the four most recently ended fiscal quarters to exceed (i) during the period from and including the Effective Date through December 30, 2006, 3.50 to 1.0, and (ii) commencing December 31, 2006 and thereafter, 3.25 to 1.0.

     1.4 A new Section 5.2(n) shall be added at the end of Section 5.2 to read as follows:

          (n) Trade Receivables Securitization Transactions. Permit or suffer the aggregate outstanding amount of all Trade Receivables Securitization Transactions at any time to exceed $125,000,000, based on the aggregate outstanding amount sold, assigned, discounted or otherwise transferred or financed, whether or not shown as a liability on a consolidated balance sheet of such person.


                                   ARTICLE 2.
                                 REPRESENTATIONS

     Each Borrower represents and warrants to the Agent and the Banks that:

     2.1 The execution, delivery and performance of this Amendment is within its powers, has been duly authorized and is not in contravention with any law, of the terms of its Articles of Incorporation or By-laws, or any undertaking to which it is a party or by which it is bound.

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     2.2 This  Amendment  is the legal,  valid and  binding  obligation  of such
Borrower enforceable against it in accordance with the terms hereof.

     2.3  After  giving  effect  to  the  amendments   herein   contained,   the
representations and warranties contained in Article IV of the Credit Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

     2.4 No Event of Default or Default exists or has occurred and is continuing on the date hereof.

                                   ARTICLE 3.
                           CONDITIONS OF EFFECTIVENESS

     3.1 This Amendment shall not become effective until signed by each Borrower, the Agent and the Required Banks.

                                   ARTICLE 4.
                                 MISCELLANEOUS.


     4.1 On the date hereof, the Company shall pay to the Agent, for the pro rata benefit of each Bank signing this Amendment on or before the date hereof and based on such Bank's Commitments, an amendment fee in an amount equal to 2.5 basis points on the aggregate amount of such Bank's Commitment, which fees shall be distributed to such Banks within two Business Days after the date hereof.

     4.2 The Company has informed the Agent and the Banks it intends to issue new senior unsecured notes. In connection with such new issuance, the existing Senior Unsecured Notes will be amended. One or more of the note purchase agreements evidencing the Senior Unsecured Notes contain a covenant "Incurrence of Priority Debt" which restricts the incurrence of certain described debt by the Company and its subsidiaries. Due to the significant increase in borrowings by the Borrowing Subsidiaries under the Credit Agreement, the Company must seek modification of such covenant from the holders of the Senior Unsecured Notes. The Company is requesting that the note purchase agreements be amended to exclude the obligations of the Borrowing Subsidiaries under the Credit Agreement from the limitation on Priority Debt if the Agent and the Banks enter into an intercreditor agreement with the holders of the Senior Unsecured Notes pursuant to which the Banks agree to share on a pro rata basis any proceeds received by the Banks from the Borrowing Subsidiaries after acceleration of any of the Senior Unsecured Notes or the Loans or upon any filing of any bankruptcy proceeding by the Company or any Subsidiary. Each of the Banks hereby agrees to enter into an intercreditor agreement as described above with the holders of the Senior Unsecured Notes and any of the holders of the new notes to be issued, in form and substance reasonably satisfactory to such Bank.

     4.3 References in the Credit Agreement or in any note, certificate, instrument or other document to the "Credit Agreement" shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.

     4.4 Each Borrower agrees to pay and to save the Agent harmless for the payment of all costs and expenses arising in connection with this Amendment, including the reasonable fees of counsel to the Agent in connection with preparing this Amendment and the related documents.

     4.5 Each Borrower acknowledges and agrees that the Agent and the Banks have fully performed all of their obligations under all documents executed in

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connection with the Credit  Agreement and all actions taken by the Agent and the
Banks are reasonable and appropriate under the circumstances and within their rights under the Credit Agreement and all other documents executed in connection therewith and otherwise available. Each Borrower represents and warrants that it is not aware of any claims or causes of action against the Agent or any Bank, any participant lender or any of their successors or assigns.

     4.6 Except as expressly amended hereby, each Borrower agrees that the Credit Agreement, the Notes, the Security Documents and all other documents and agreements executed by the Borrower in connection with the Credit Agreement in favor of the Agent or any Bank are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim or defense with respect to any of the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

     4.7 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

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



     IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of August 12, 2005.


                            INVACARE CORPORATION

                            By:          /s/ Gregory C. Thompson
                                         -----------------------
                            Print Name:  Gregory C. Thompson
                            Title:       Chief Financial Officer


                            INVACARE (DEUTSCHLAND) GmbH

                            By:          /s/ Gregory C. Thompson
                                         -----------------------
                            Print Name:  Gregory C. Thompson
                            Title:       Authorized Officer


                            INVACARE AUSTRALIA PTY. LTD.

                            By:          /s/ Gregory C. Thompson
                                         -----------------------
                            Print Name:  Gregory C. Thompson
                            Title:       Authorized Officer


                            INVACARE CANADA INC.

                            By:          /s/ Gregory C. Thompson
                                         -----------------------
                            Print Name:  Gregory C. Thompson
                            Title:       Authorized Officer


                            INVACARE S.A.

                            By:          /s/ Gregory C. Thompson
                                         -----------------------
                            Print Name:  Gregory C. Thompson
                            Title:       Authorized Officer


                            INVACARE (UK) LIMITED

                            By:          /s/ Gregory C. Thompson
                                         -----------------------
                            Print Name:  Gregory C. Thompson
                            Title:       Authorized Officer

                            INVACARE INTERNATIONAL SARL

                            By:          /s/ Gregory C. Thompson
                                         -----------------------
                            Print Name:  Gregory C. Thompson
                            Title:       Authorized Officer


                            DOMUS HOMECARE AG

                            By:          /s/ Gregory C. Thompson
                                         -----------------------
                            Print Name:  Gregory C. Thompson
                            Title:       Authorized Officer


                            INVACARE HOLDINGS CV

                            By:          /s/ Gregory C. Thompson
                                         -----------------------
                            Print Name:  Gregory C. Thompson
                            Title:       Authorized Officer


                            SCANDINAVIAN MOBILITY INTERNATIONAL APS

                            By:          /s/ Gregory C. Thompson
                                         -----------------------
                            Print Name:  Gregory C. Thompson
                            Title:       Authorized Officer

                            JPMORGAN CHASE BANK, N.A., as a Bank and as
                            Agent

                            By:          /s/ Dana E. Jergens
                                         -----------------------
                            Print Name:  Dana E. Jergens
                            Title:       Vice President


                            KEYBANK NATIONAL ASSOCIATION, as a Bank and
                            Syndication Agent

                            By:          /s/ J.T. Taylor
                                         -----------------------
                            Print Name:  J.T. Taylor
                            Title:       Senior Vice President


                            NATIONAL CITY BANK, as a Bank and Documentation
                            Agent

                            By:          /s/ Robert S. Coleman
                                         -----------------------
                            Print Name:  Robert S. Coleman
                            Title:       Senior Vice President


                            BANK OF AMERICA, N.A., as a Bank and
                            Documentation Agent

                            By:          /s/ B. Kenneth Burton Jr.
                                         -----------------------
                            Print Name:  B. Kenneth Burton Jr.
                            Title:       Vice President


                            CALYON NEW YORK BRANCH

                            By:          /s/ Charles Heidsieck
                                         -----------------------
                            Print Name:  Charles Heidsieck
                            Title:       Managing Direcotr

                                                     -and-

                            By:          /s/ Douglas J. Wier
                                         -----------------------
                            Print Name:  Douglas J. Wier
                            Title:       Direcotr

                            HARRIS TRUST AND SAVINGS BANK

                            By:          /s/ Mark Piekos
                                         -----------------------
                            Print Name:  Mark Piekos
                            Title:       Director


                            NORDEA BANK FINLAND PLC, NEW YORK BRANCH

                            By:          /s/ Henrik Steffenson
                                         -----------------------
                            Print Name:  Henrik Steffenson
                            Its:         First Vice President

                                                     -and-

                             By:          /s/ Gerald E. Chelius
                                         -----------------------
                             Print Name:  Gerald E. Chelius
                             Its:         Senior Vice President - Credit


                             PNC BANK, NATIONAL ASSOCIATION

                             By:          /s/ Joseph G. Moran
                                         -----------------------
                             Print Name:  Joseph G. Moran
                             Title:       Managing Director

                             SUNTRUST BANK

                             By:          /s/ William D. Priester
                                         -----------------------
                             Print Name:  William D. Priester
                             Title:       Director


                             THE BANK OF NEW YORK

                             By:          /s/ William Barnum
                                         -----------------------
                             Print Name:  William Barnum
                             Title:       Vice President


                             COOPERATIEVE CENTRALE RAIFFEISEN-
                             BOERENLEENBANK B.A. "RABOBANK INTERNATIONAL", NEW YORK BRANCH

                             By:          /s/ Robert M. Mandula
                                         -----------------------
                             Print Name:  Robert M. Mandula
                             Title:       Managing Director

                             By:          /s/ Rebecca O. Morrow
                                         -----------------------
                             Print Name:  Rebecca O. Morrow
                             Title:       Executive Director


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